Exhibit 10.5

CONFORMED COPY

AMENDMENT NO. 1

TO THE BASE INDENTURE

This AMENDMENT NO. 1 TO THE BASE INDENTURE, dated as of May 16, 2007 (this “Amendment”) is between Budget Truck Funding, LLC, as issuer (“BTF”) and The Bank of New York Trust Company, N.A., in its capacity as trustee (the “Trustee”).

RECITALS:

WHEREAS, BTF and the Trustee entered into that certain Base Indenture dated as of May 11, 2006 (the “Base Indenture”);

WHEREAS, the parties hereto wish to amend the Base Indenture as provided herein;

WHEREAS, pursuant to the requirements of Section 12.1 of the Base Indenture, the Requisite Investors or each affected Noteholder, as required, have consented in writing to the amendments effected by the Amendment; and

WHEREAS, this Amendment has been duly authorized by all necessary limited liability company action on the part of BTF;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.1. Terms Defined in Base Indenture. Capitalized terms used in this Amendment not herein defined shall have the meaning contained in the Definitions List attached to the Base Indenture as Annex 1 or as otherwise set forth in the Base Indenture.

ARTICLE II

AMENDMENTS

Section 2.1. Amendments to the Annex 1: Definitions List.

(a) The definition of “Eligible Truck” set forth in the Annex I to the Base Indenture is hereby amended and restated in its entirety to read as follows:

“Eligible Truck” means a truck that (a) on the applicable date of determination (i) is owned by BTF, free and clear of all Liens other than Permitted Liens, (ii) is titled in the name of BTF, (iii) with respect to which a Nominee Lienholder or the Trustee is noted as the first lienholder on the Certificate of Title therefor and the

Administrator or its agent, as custodian and agent for the Trucks for the benefit of the Secured Parties, or the Trustee, is in possession of such Certificate of Title, (iv) is listed on the Eligible Truck Appendix, (v) is leased under the BTF Lease for use by BTR in its daily rental fleet operations in the United States and (vi) is not an Ineligible Truck; provided, however, that, with respect to any date of determination on or before the fifty-sixth day following the date any applicable Truck was acquired by BTF, the requirements of the foregoing clauses (ii) and (iii) shall be deemed to be satisfied with respect to such truck if the Titling Procedures and the Titling Certification Requirements for such truck have been satisfied, and (b) satisfied the Eligibility Requirements at the time it was purchased by BTF and leased under the BTF Lease.

(b) The definition of “Eligible Truck Appendix” set forth in the Annex I to the Base Indenture is hereby amended and restated in its entirety to read as follows:

“Eligible Truck Appendix” means Attachment A attached to the BTF Lease; provided that the Eligible Truck Appendix may be amended by BTF in accordance with Section 12.1, subject to (i) the calculation of the Termination Value Curve for each newly-added Truck, as determined by Deutsche Bank Securities, Inc., (which Termination Value Curve shall be subject to the consent of BTF), (ii) as applicable, the calculation of the credit enhancement percentages for each newly-added Truck, as determined by the Required Noteholders for each outstanding Series of Notes (which enhancement percentages shall be subject to the consent of BTF) and (iii) the prior written consent of Moody’s.

(c) The definition of “Eligible Truck Manufacturers” set forth in the Annex I to the Base Indenture is hereby amended and restated in its entirety to read as follows:

“Eligible Truck Manufacturers” means General Motors Corporation, Ford Motor Company and International Truck and Engine Corporation and any other manufacturer approved in writing by the Requisite Investors and Moody’s.

(d) The definition of “Officer’s Certificate” set forth in the Annex I to the Base Indenture is hereby amended and restated in its entirety to read as follows:

“Officer’s Certificate” means a certificate signed by an Authorized Officer of ABCR, BTF, the Administrator or the Lessee, as the case may be.

(e) Annex I of the Base Indenture is hereby amended by adding the following definitions in the proper alphabetical sequence:

“License Agent” has the meaning specified in the definition of “Titling Procedures”.

“Moody’s” means Moody’s Investor Service.

“OTC” has the meaning specified in the definition of “Titling Procedures”.

“Titling Certification Requirements” means, with respect to any Truck for which an Oklahoma Certificate of Title has not been issued, the following: (a) copies of the items described in clauses (a)(i)(w), (x), (y) and (z) of the definition of “Titling Procedures” have been delivered to the Trustee; (b) an Officer’s Certificate of the Administrator confirming the proper completion and filing with the OTC or any License Agent of the items described in clauses (a)(i)(w), (x), (y) and (z) of the definition of “Titling Procedures”; and (c) if a filing agent has been used to make the filings described in clauses (a)(i)(w), (x), (y) and (z) of the definition of “Titling Procedures”, a certificate from an Authorized Officer of such filing agent confirming the proper filing with the OTC or any License Agent of the items described in clauses (a)(i)(w), (x), (y) and (z) of the definition of “Titling Procedures”.

Section 2.2. Amendments to Article 7: Representations and Warranties.

(a) Section 7.14(c) of the Base Indenture is hereby amended and restated in its entirety to read as follows:

(c) Other than the security interest granted to the Trustee hereunder, BTF has not pledged, assigned, sold or granted a security interest in the Collateral. All action necessary (including the filing of UCC-1 financing statements and, other than as set forth in the proviso to clause (a) of the definition of “Eligible Truck” provided the conditions set forth therein regarding the Titling Procedures and the Titling Certification Requirements have been satisfied with respect to each applicable BTF Truck, the notation on the Certificates of Title for all BTF Trucks of the Trustee’s Lien (or, if applicable, the Lien of a Nominee Lienholder on behalf of the Trustee), for the benefit of the Secured Parties) to protect and perfect the Trustee’s security interest in the Collateral has been duly and effectively taken. No security agreement, financing statement, equivalent security or lien instrument or continuation statement listing BTF as debtor covering all or any part of the Collateral is on file or of record in any jurisdiction, except such as may have been filed, recorded or made by BTF in favor of the Trustee on behalf of the Secured Parties in connection with this Indenture, and BTF has not authorized any such filing.

Section 2.3. Amendments to the Schedule I. Schedule I to the Base Indenture is hereby amended and restated in its entirety by the replacement thereof with the Schedule I attached as Annex A hereto.

ARTICLE III.

Miscellaneous

Section 3.1. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the parties hereto under the Base Indenture, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Base Indenture, all of which are hereby ratified and affirmed in all respects by each of the parties hereto and shall continue in full force and effect. This

Amendment shall apply and be effective only with respect to the provisions of the Base Indenture specifically referred to herein, and any references in the Base Indenture to the provisions of the Base Indenture specifically referred to herein shall be to such provisions as amended by this Amendment.

Section 3.2. Condition to Effectiveness. The Amendment shall become effective as of the date hereof only upon delivery to the Trustee of an Opinion of Counsel, in form and substance reasonably satisfactory to each Noteholder, relating to the perfection of the Trustee’s Lien on the BTF Trucks upon compliance with the applicable Titling Procedures; provided that a letter in form and substance reasonably satisfactory to each Noteholder from the law firm Hall, Estill confirming, as of the date hereof, the conclusions in the opinion delivered to the Trustee on May 11, 2006 relating to such perfection procedures shall be deemed to satisfy the foregoing condition precedent.

Section 3.3. Waiver of Notice. Each of the parties hereto waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

Section 3.4. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 3.5. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 3.6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties herein in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

BUDGET TRUCK FUNDING LLC, as Issuer

By:	/s/: Rochelle Tarlowe
	Name:	Rochelle Tarlowe
	Title:	Vice President and Assistant Treasurer

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

By:	/s/: Marian Onischak
	Name:	Marian Onischak
	Title:	Vice President

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Annex A

Schedule I

(On File with the Trustee)

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